UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________

Date of report (Date of earliest event reported): January 18, 2006

UNION BANKSHARES COMPANY
(Exact name of registrant as specified in its charter)

Maine	0-12958	01-0395131
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

66 Main Street
Ellsworth, ME 04605
(Address of principal executive offices) (Zip Code)

(207) 667-2504
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant's Code of Ethics

      On January 18, 2006, the Board of Directors of Union Bankshares Company (the "Board") amended and restated the Code of Ethics of Union Bankshares Company (the "Code"). In addition to certain formatting and non substantive changes, the Code has been amended to reflect the FDIC's "Guidance on Implementing an Effective Ethics Program," issued as FDIC Financial Institution Letter 105-2005 on October 21, 2005. The Code, as amended and restated, is attached hereto as Exhibit 14.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished with this Report:

	Exhibit No.	Description

	14	Amended and Restated Code of Ethics of Union Bankshares Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES COMPANY

By: /s/ Timothy R. Maynard

Name: Timothy R. Maynard
Title: Senior Vice President and Chief Financial Officer

Date: January 20, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended and Restated Code of Ethics of Union Bankshares Company